AGREEMENT AND AMENDMENT TO OPERATING LEASE


          This Agreement and Amendment to Operating Lease (the "Amendment") is made and entered into as of February 1, 2000, by and between Spin Forge, LLC, a California limited liability company ("Lessor") and Dynamic Materials Corporation, a Delaware corporation ("Lessee").

                                    RECITALS

      A. Lessee and Lessor entered into that certain Operating Lease (the "Lease"), dated as of March 18, 1998, which was also signed by Joe Allwein with respect to Article 3, whereby Lessor leased to Lessee and Lessee leased from Lessor certain real property located in Los Angeles County, California, with a street address of 1700 East Grand Avenue, El Segundo, California, as more particularly described therein, together with the manufacturing, storage and administrative buildings and all other improvements located thereon.

      B. The Lessee and the Lessor desire hereby to set forth their agreement with respect to certain matters set forth herein and to amend the Lease as provided herein.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, Lessor and Lessee hereby agree as follows:

      1. DEFINED TERMS. Capitalized terms used herein which are not specifically defined will have the meaning given thereto in the Lease.

      2.  AGREEMENT.

          a. SURVIVAL AND RESTATEMENT. In connection with the Lease, the Lessor and the Lessee entered into a Loan Agreement, dated as of March 18, 1998 (the "Loan Agreement"), which is being terminated by a Letter Agreement of even date herewith between the Lessor and the Lessee. Lessor and Lessee acknowledge and agree that certain agreements between Lessor and Lessee with respect to that certain Assumption of and Second Modification of Unconditional Promissory Note, dated December 11, 1996, between Lessor and DDI Properties, Inc. (the "Dover Note") should survive the termination and cancellation of the Loan Agreement and continue with full force and effect, so the parties hereto restate such agreements as follows.

          b. COVENANTS OF LESSOR. During the Term, including the Extended Term, if any, of the Lease, Lessor will at all times comply with the covenants contained herein:

              i. Lessor will make all payments of principal and interest, on or before the date on which such payments become due and payable, with respect to the Dover Note.


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              ii.  Lessor will provide Lessee with copies of all documents, including correspondence, relating to any amendments or modifications of the Dover Note, including, without limitation, any changes in the payment schedule under the Dover Note.

              iii. Lessor will not grant, create, incur, assume, permit or suffer to exist any lien, mortgage, pledge, security interest or other encumbrance with respect to the Premises, except for the Second Amended Deed of Trust securing the Dover Note.

              iv. Lessor will not incur or suffer to exist any indebtedness, contingently or otherwise, as obligor, guarantor or otherwise, or other obligation with respect to which it is directly or indirectly liable, whether as borrower, guarantor or otherwise, except for the Dover Note and that certain Assumption and Modification of Promissory Note and Restated Promissory Note dated December 11, 1996, between Lessor and Freedom Forge Corporation.

              v. Lessor will promptly provide to Lessee all letters, documents, writings or instruments alleging an event of default under the Dover Note.

          c. DEFAULTS. An Event of Default shall occur hereunder and under the Lease if the Lessor shall fail to make any payment of principal or interest due under or otherwise defaults in any other manner under the Dover Note.

          d. REMEDIES. Upon the occurrence of an Event of Default, Lessee shall, in its sole and absolute discretion, have the right to either (i) assume Lessor's obligations under the Dover Note, (ii) repay to DDI Properties, Inc. the outstanding principal and accrued interest on the Dover Note or (iii) purchase the Dover Note from the holder of the Dover Note provided the holder consents to such sale.

      3. AMENDMENTS TO LEASE. The Lease is hereby amended and modified as follows:

          a. Section A of Article 2 of the Lease is hereby deleted in its entirety and the following is substituted therefor:

              "A. During the initial Term of this Lease, Lessee shall pay to Lessor base rent in an amount equal to $30,244 per month (the "Base Rent") payable, without deduction or offset of any kind except as provided in Section C of Article 2 hereof, in lawful money of the United States, on the first business day of each month (the "Rent Due Date"); provided, however, that Base Rent for any fraction of a month at the commencement or expiration of this Lease shall be prorated. All payments of rent shall be made payable to Lessor and shall be sent to Lessor at the address set forth herein or such other address as Lessor shall from time to time designate by written notice to Lessee."

          b. Section C of Article 2 of the Lease is hereby deleted in its entirety and the following is substituted therefor:


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                   "In the event that Lessee assumes, repays or otherwise
              relieves or releases Lessor from Lessor's obligations under the Dover Note, the Base Rent shall be offset and reduced in the amount of such assumption or the amount of liability under the Dover Note from which the Lessor is relieved or released."

          c. Schedule A (Payment Schedule) to the Lease is hereby deleted in its entirety.

      4. RATIFICATION AND CONFIRMATION. Lessor and Lessee hereby ratify, approve and confirm the Lease, as amended hereby, and agree that the Lease remains in full force and effect in accordance with its terms, except as amended hereby.

      5.  GENERAL PROVISIONS.

          a. All references to the Lease in any other agreement, document, instrument or writing shall hereafter be deemed to refer to the Lease as amended hereby.

          b. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          c. This Amendment is binding upon and will inure to the benefit of the Lessor and the Lessee, and their respective successors and assigns.

          d. This Amendment shall be governed by and construed in accordance with the laws of the State of California (without regard to its conflict of law doctrines), and the venue for any action to enforce or to interpret this Amendment shall be in a court of competent jurisdiction located in the State of Colorado and each of the parties consents to the jurisdiction of such court in any such action or proceeding and waives any objection to venue laid therein.

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                    LESSOR:

                                    SPIN FORGE, LLC,
                                    a California limited liability company


                                    By: /s/ Joseph P. Allwein
                                       ------------------------------------
                                    Name:  Joseph P. Allwein
                                         ----------------------------------
                                    Title: President
                                          ---------------------------------


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


                                    LESSEE:

                                    DYNAMIC MATERIALS CORPORATION,
                                    a Delaware corporation


                                    By: /s/ Richard A. Santa
                                       ------------------------------------
                                    Name:  Richard A. Santa
                                         ----------------------------------
                                    Title: VP-Finance and CFO
                                          ---------------------------------